Intangible assets	6 Months Ended
Jun. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
Intangible assets

Note 7- Intangible assets

Intangible assets consisted of the following:

	December 31, 2025	June 30, 2026
	S$’000	S$’000
At cost:
Purchase software	90	90
Less : Amortization	(17)	(26)
Total	73	64

Student Portfolio	-	36
Less : Amortization	-	(3)
Total	-	33

Grand total
Purchase software	73	64
Student Portfolio	-	33
	73	97

Student portfolios represent student relationships acquired through arrangements with swimming coaches, whereby the coaches’ existing students become customers of the Company. These relationships are expected to generate future economic benefits through the provision of swimming services.

Amortization expense for the six months ended June 30, 2025 and 2026 were approximately S$8,000 and S$12,000, respectively, recognize under general and administrative expenses.